Convertible Loans	3 Months Ended
Jan. 31, 2026
Convertible Loans [Abstract]
Convertible loans
6.	Convertible loans

On September 17, 2025, the Company entered into a share purchase agreement (“SPA”) with two third parties (the “CLA Investors”). Pursuant to the SPAs, the Company shall issue and sell to the CLA Investors, from time to time as provided therein promissory notes, in the aggregate principal amount of $2.5 million, for an aggregate purchase price of $2.25 million (90% of the subscription amount) (“Promissory Notes”).

During November 2025, the balance owing on the Promissory Notes ($1,810,535) was converted into 107,912 Common Shares. See Notes 7(c)(i) and 15(a).

Finance expense on the First and Second Initial Promissory Notes during the period ended January 31, 2026 amounted to $50,469.

Management has elected to designate the instrument at fair value through profit or loss under IFRS 9.4.3.5 at initial recognition for the Company’s promissory notes and therefore, the Company measures the entire hybrid contract (host + variable conversion feature) at Fair Value Through Profit or Loss (FVTPL). No embedded derivative is separated under IFRS 9 and no amortized-cost accounting or effective interest method applies. The Company records the carrying amount as fair value of the instrument under IFRS 13 and fair value is based on the fair value of the shares that the noteholder would receive if conversion occurred on the reporting date, adjusted for credit risk, non-performance risk, and contractual settlement terms.

Convertible loans

Balance, October 31, 2024	$-
Proceeds received from issuance of convertible loans	2,250,000
Finance expenses	209,196
Issuance of shares upon conversion of convertible loans	(699,130)
Balance, October 31, 2025	$1,760,066
Finance expenses	50,469
Issuance of shares upon conversion of convertible loans	(1,810,535)
Balance, January 31, 2026	$-